UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2013

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 30, 2013, Gladstone Commercial Corporation, a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3, Registration Statement No. 333-190931 (the “New Registration Statement”), to replace an existing shelf registration statement on Form S-3, Registration Statement No. 333-169290, initially filed with the SEC on September 9, 2010 (the “2010 Registration Statement”), which was set to expire on September 27, 2013. The New Registration Statement was today declared effective by the SEC. In connection with the effectiveness of the New Registration Statement, the Company today filed the following two prospectus supplements:

(i)	A prospectus supplement covering the offering of $10,971,386 of the Company’s common stock, $0.001 par value per share, pursuant to the Company’s at-the-market offering program (the “ATM Prospectus Supplement”). The ATM Prospectus Supplement continues an offering previously covered by the 2010 Registration Statement.

(ii)	A prospectus supplement covering the offering of 2,740,722 shares of the Company’s senior common stock, $0.001 par value per share (the “Senior Common Stock”), as well as the offering of 499,263 shares of Senior Common Stock pursuant to the Company’s senior common distribution reinvestment plan (the “Senior Common Prospectus Supplement”). The Senior Common Prospectus Supplement continues an offering previously covered by the 2010 Registration Statement.

The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Venable LLP, regarding the legality of the shares covered by the ATM Prospectus Supplement and the Senior Common Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1 and 5.2 and are incorporated herein by reference. The Company is also filing this Current Report on Form 8-K to provide a legal opinion of its counsel, Bass, Berry & Sims PLC, regarding certain tax matters with respect to the Senior Common Prospectus Supplement, which opinion is attached hereto as Exhibit 8.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of Venable LLP regarding the legality of shares (ATM Prospectus Supplement).

5.2	Opinion of Venable LLP regarding the legality of shares (Senior Common Prospectus Supplement).

8.1	Opinion of Bass, Berry & Sims PLC regarding tax matters (Senior Common Prospectus Supplement).

23.1	Consent of Venable LLP (included in Exhibits 5.1 and 5.2).

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

September 24, 2013	By:	/s/ Danielle Jones
Danielle Jones
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Venable LLP regarding the legality of shares (ATM Prospectus Supplement).

5.2	Opinion of Venable LLP regarding the legality of shares (Senior Common Prospectus Supplement).

8.1	Opinion of Bass, Berry & Sims PLC regarding tax matters (Senior Common Prospectus Supplement).

23.1	Consent of Venable LLP (included in Exhibits 5.1 and 5.2).

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).